                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported)
                               November 15, 1995

                              FIRSTMISS GOLD INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

          0-16484                                        64-0748908
(Commission File Number)                    (I.R.S. Employer Identification No.)

    5460 S. Quebec Street, Suite 240
         Englewood, Colorado                                80111
(Address of principal executive offices)                  (Zip Code)

                                 (303) 771-9000
              (Registrant's telephone number, including area code)

Item 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

C)     Exhibits

       The following exhibits are filed with this report.

       No.     Exhibit
       ---     -------

       1 Form of Underwriting Agreement by and among the registrant and Nesbitt Burns Securities Inc., Nesbitt Burns Inc., Salomon Brothers Inc, Salomon Brothers Canada Inc, ScotiaMcLeod Inc., ScotiaMcLeod (USA) Inc., S.G.Warburg & Co. Inc. and Toronto Dominion Securities Inc., dated as of November 15, 1995, which is being filed pursuant to Regulation S-K, Item 601(b)(1) in lieu of filing the otherwise required exhibit to the registrant's Registration Statement on Form S-3, File No. 33-62449, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

       5(a) Legal opinion of Latham & Watkins, which is being filed pursuant to Regulation S-K, Item 601(b)(5) as a required exhibit to the registrant's Registration Statement on Form S-3, File No. 33-62449, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

       5(b) Legal opinion of Marshall, Hill, Cassas & de Lipkau, which is being filed pursuant to Regulation S-K, Item 601(b)(5) as a required exhibit to the registrant's Registration Statement on Form S-3. File No. 33-62449, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

       23(b) Consent of Latham & Watkins (included in the opinion filed as Exhibit 5(a) hereto), which is being filed pursuant to Regulation S-K, Item 601(b)(23) as a required exhibit to the registrant's Registration Statement on Form S-3, File No. 33-62449, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

       23(c) Consent of Marshall, Hill, Cassas & de Lipkau (included in the opinion filed as Exhibit 5(b) hereto), which is being filed pursuant to Regulation S-K, Item 601(b)(23) as a required exhibit to the registrant's Registration Statement on Form S-3, File No. 33-62449, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FIRSTMISS GOLD INC.

Date: November 15, 1995                 By /s/ Donald S. Robson
                                           ------------------------------------
                                           Donald S. Robson
                                           Vice President, Chief Financial
                                           Officer and Secretary

                           EXHIBIT INDEX TO FORM 8-K

Exhibit
-------
Number           Description
-------          -----------

1                Form of Underwriting Agreement

5(a)             Legal Opinion of Latham & Watkins

5(b)             Legal Opinion of Marshall, Hill, Cassas & de Lipkau

23(b)            Consent of Latham & Watkins (included in Exhibit 5(a))

23(c)            Consent of Marshall, Hill, Cassas & de Lipkau (included in Exhibit 5(b))